CLYDE BAILEY P.C.
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                                                     Certified Public Accountant
                                                        10924 Vance Jackson #404
                                                        San Antonio, Texas 78230
                                                            (210) 699-1287(ofc.)
                                            (888) 699-1287  (210) 691-2911 (fax)

                                                                         Member:
                                                     American Institute of CPA's
                                                          Texas Society of CPA's



November 6, 2001


I consent to the use, of my report dated November 1, 2001, in the Form SB2, on the financial statements of AA Consulting Inc., dated October 31, 2001, included herein and to the reference made to me.


/s/ Clyde Bailey
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Clyde Bailey